                                                                   EXHIBIT 10.14

                  AMERICA ONLINE STRATEGIC MARKETING AGREEMENT


CONTRACT #: ____________________

AOL SALESPERSON: BETH HINTON
SALES COORDINATOR: DOREEN WOO                      CREDIT APPROVAL RECEIVED
DATE: NOVEMBER 13, 1998


                                   ADVERTISER               ADVERTISING AGENCY

Contact Person                     Ellen Perelman
Company Name                       E-Stamp Corporation
Address - Line 1                   4009 Miranda Ave., Suite 225
Address - Line 2                   Palo Alto, CA 94304-1218
Phone #                            650-842-6475
Fax #                              650-843-8078
Email                              ellen.perelman@estamp.com
SIC Code                                 N/A
Advertiser IAB Category                  N/A
Description of Advertiser's        Online Postal Services
Product/Service

                                   BILLING INFORMATION

Send Invoices to (choose one):     ADVERTISER                    [] Agency
Advertiser or Agency Billing       E-Stamp Accounts Payable
Contact Person                     c/o Kim Funk
Company Name                       E-Stamp Corporation
Billing Address - Line 1           4009 Miranda Ave.
Billing Address - Line 2           Palo Alto, CA 94304-1218
Billing Phone #                    650-842-4605
Billing Fax #                      650-843-8078
Billing Email Address              kim.funk@estamp.com
P.O.#, if applicable


PAYMENT. Advertiser shall make the following payments to AOL:

a.   $50,000 upon execution of this Insertion Order Agreement,

b. $16,667 within thirty (30) days of the Display Start Date of the Phase I Promotions (the "Phase I Launch"), $16,667 within thirty (30) days of the one month anniversary of the Phase I Launch and $16,666 within thirty (30) days of the two month anniversary of the Phase 1 Launch,

c. In the event that the Phase I-A Promotions are launched, $50,000 within thirty (30) days of the Display Start Date of the Phase 1-A Promotions (the "Phase I-A Launch"), $75,000 within thirty (30) days of the one month anniversary of the Phase I-A Launch, and $75,000 within thirty (30) days of the two month anniversary of the Phase I-A Launch; and

d. In the event that the Phase II Promotions are launched, $75,000 on the Display Start Date of the Phase II Promotions (the "Phase II Launch"), $75,000 within thirty (30) days of the one month anniversary of the Phase II Launch, $100,000 within thirty (30) days of the two month anniversary of the Phase II Launch, and $125,119 within thirty (30) days of each of the three month, four month, five month, six month, seven month and eight month anniversaries of the Phase II Launch.

e. Except for the payments that are required pursuant to clause (a) above, at least thirty days (30) prior to each of the foregoing due dates, AOL shall provide Advertiser with an invoice for each such payment.

LATE PAYMENTS; WIRED PAYMENTS. All amounts owed hereunder not paid when due and
-----------------------------
payable will bear interest from the date such amounts are due and payable at the prime rate in effect at such time. With respect to each of the foregoing payments, if Advertiser does not make such payment within fifteen (15) days after such payment is due, AOL shall have the right to cease placement of the Advertisements until such time as payment is made, and if Advertiser does not make such payment within thirty (30) days after such payment is due, then in addition to any other remedies AOL may have to enforce the terms of this payment provision, AOL shall have the right to terminate this Insertion Order Agreement. All payments required hereunder will be paid in immediately available, non-refundable U.S. funds wired to the "America Online" account, Account Number 323070752 at The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY 10081 (ABA: 021000021). If AOL exercises its right to cease placement of the Advertisements or terminate this Insertion Order Agreement as a result of Advertiser's non-payment, Advertiser shall be obligated to pay (i) the specific amounts payable hereunder that are past due at such time as AOL ceases placement of the Advertisements or terminates this Insertion Order Agreement, which are attributable to the Impressions delivered by AOL up to the time of cessation or termination, and (ii) in the event that Advertiser does not make payment within forty five (45) days of the payment dates specified above, the specific amounts which become due and payable in the fifteen (15) day period subsequent to cessation of the Advertisements.

INVENTORY TYPE (CHOOSE ONE):
[] AOL SERVICE ONLY [] AOL AFFILIATE ONLY (E.G.AOL.COM)
 [] AOL SERVICE & AOL AFFILIATE

                                 AOL SERVICE

                                  INVENTORY

                                           DISPLAY   DISPLAY               # OF AD
AOL INVENTORY/DEMOGRAPHIC*                  START     STOP      AD TYPE     SLOTS      TOTAL GROSS     TOTAL ESTIMATED
PURCHASED                                   DATE      DATE                PURCHASED       PRICE          IMPRESSIONS
PHASE I PROMOTIONS (Please
see Exhibit A, Section 1 for additional
details)

Run of Channel and /or Run of                                  Banners                  $100,000         [***]
Service (as mutually determined             See       See      (234x60)
by the parties) Targeted                  Exhibit   Exhibit   (175 x 45)
Advertisements (targeted by zip              A,        A,
code or other demographic                 Section   Section
variables as mutually agreed                 1         1
upon by AOL and Advertiser)

TOTAL:                                                                                  $100,000         [***]

PHASE I-A PROMOTIONS

Run of Channel and /or Run of                                   Banners                 $200,000         [***]
Service (as mutually determined              See      See       (234x60)
by the parties) Targeted                   Exhibit  Exhibit    (175 x 45)
Advertisements (targeted by zip               A,       A,
code or other demographic                  Section  Section
variables as mutually agreed                  1        1
upon by AOL and Advertiser)


TOTAL                                                                                   $200,000         [***]

PHASE II PROMOTIONS                                              Banner                    N/A            N/A
                                             See      See      (120x60),
Business Services: Postage                 Exhibit  Exhibit    Permanent
category                                      A,       A,      Placement
                                           Section  Section
                                              1        1

Chat: Run of Channel                        "        "        Banner                     $23,903         [***]
      including Targeted                                      (175 x 45)
      (Advertisements as mutually
      agreed upon by the parties
      (targeted by self employed or
      other demographic variables as
      mutually agreed upon by AOL
      and Advertiser))

Mail Center: Main Screen                    "        "        Banner                    $108,427         [***]
      (including Targeted                                      (234 x 60)
      (Advertisements as mutually
      agreed upon by the parties
      (targeted by self employed or
      other demographic variables as
      mutually agreed upon by AOL
      and Advertiser))

Email (including Targeted                     "        "        Banner                   $93,642         [***]
      Advertisements as mutually                               (175 x 45)
      agreed upon by the parties
      (targeted by self employed or
      other demographic variables as
      mutually agreed upon by AOL
      and Advertiser))

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Travel: Run of Channel                        "        "        Banner                   $230,473         [***]
                                                               (234 x 45)

Personal Finance: Run of                      "        "        Banners                  $230,473         [***]
Channel                                                        (234 x 60)
                                                               (197 x 140)
News: Run of Channel                          "        "        Banner                   $230,474         [***]
                                                               (234 x 60)
Netfind Search Term: Stamp(s)                 "        "        Banner                   $    280         [***]
                                                               (468 x 60)
Netfind Search Term: Mail                     "        "        Banner                   $    480         [***]
                                                               (468 x 60)
Netfind Search Term: Letter(s)                "        "        Banner                   $  2,360         [***]
                                                               (468 x 60)
TOTAL                                                                                    $920,512         [***]

* Attach completed AOL Demographic                                         PHASE I, I-
Profile Worksheet                                                           A, AND II
                                                                             TOTALS:    $1,220,512        [***]

                              AOL AFFILIATE (Digital City & CompuServe)


                                   Inventory

AOL INVENTORY/DEMOGRAPHIC*                DISPLAY   DISPLAY                 # OF AD        TOTAL      TOTAL
PURCHASED                                  START     STOP      AD TYPE       SLOTS         GROSS   IMPRESSIONS
                                           DATE      DATE                  PURCHASED       PRICE
PHASE II PROMOTIONS

Digital City: Run of Channel               4/1/99   12/30/99   Banners                    $50,200    [***]
                                             or        or     (234 x 60)
                                           7/1/99     4/1/00  (175 x 45)
CompuServe: Business Professional                              Banner                     $30,000    [***]
Pkg.                                                          (234 x 60)

* See attached package description for                                     TOTALS:        $80,200    [***]
any AOL.com package purchases


[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                      Art for Service and All Affiliate

All necessary artwork and active URL's must be provided by advertiser 3 business days prior to start date.

Advertiser will provide the list of zip codes at least 7 business days prior to the start date.

                   ARTWORK REQUIRED FROM ADVERTISER/AGENCY:
                   ----------------------------------------

[_] 468x60/10k Max/animation  [_] 234x60/10k Max/static  [_] 197 x 40/10k Max/static
[_] 175 x 45/10k Max/static   [_] 120x60/5k Max/static

LINKING URL: THE HTTP/URL ADDRESS TO BE CONNECTED TO THE ADVERTISEMENT SHALL BE ______________ (the "Advertiser Site").

                     * STATIC BANNERS ONLY, NO ANIMATION *

                  PLEASE SEND ARTWORK AND URL TO (CHOOSE ONE):

                             [ ] AOLWEBWEST@aol.com
                                 ------------------

                          Advertising Purchase Summary

                                     TOTAL PRICE                  TOTAL IMPRESSIONS                CPM
      AOL Networks                    $1,220,512                       [***]                       $29
 Digital City & CompuServe            $   80,200                       [***]                       $36
 Total Purchase  Price          $1,300,712 (subject to      [***] (subject to adjustment as
                              adjustment as provided in     provided in Section 2 of Exhibit A)
                               Section 2 of Exhibit A)
(Less Agency Discount)                    N/A                             N/A

                                  NET PURCHASE PRICE                TOTAL IMPRESSIONS
                                       1,300,712                       [***]                       $29

IMPRESSIONS COMMITMENT. During the term hereof, AOL will make reasonable efforts
----------------------
to deliver Impressions evenly throughout the term. Any guarantees are to impressions, not "click-throughs." In the event there is (or will be in AOL's reasonable judgment) a shortfall in Impressions as of the end of a display period (a "Shortfall"), such Shortfall shall not be considered a breach of this Insertion Order Agreement by AOL: instead, subject to the reasonable approval of Advertiser, AOL will provide Advertiser, as its sole remedy, with comparable "makegood" Impressions through "run of service" advertisement placements on the AOL Service which have a total value, based on AOL's then-current advertising rate card, equal to the value of the Shortfall. To the extent Impression commitments are identified without regard to specific placements, such placements will be as mutually agreed upon by AOL and Advertiser during the course of the display period. AOL reserves the right to (i) alter Advertiser flight dates to accommodate trafficking needs or other operational needs and
(ii) cancel any advertising flight in the event of a material change to the nature or content of the site linked to the Advertisements. In such cases, AOL will make available to Advertiser reasonably equivalent flight(s). From time to time during the term hereof, to the extent that Advertiser shall so desire, AOL and Advertiser shall mutually agree upon a reallocation of the Advertising placements provided hereunder (and the equivalent Impressions related to such placements) (except for permanent placements provided herein). For the purposes hereof, an "Impression" shall mean a user viewing of the applicable Advertisement, as reasonably determined and measured by AOL in accordance with its standard and generally applicable methodologies and protocols.

ADDITIONAL PROVISIONS. This Insertion Order Agreement incorporates by reference
---------------------
the provisions of Exhibit A, Exhibit B, Exhibit C and Exhibit D attached hereto, which contain additional terms and conditions related to the display of the Advertisements.



[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AUTHORIZED SIGNATURES

In order to bind the parties to this Insertion Order Agreement, their duly authorized representatives have signed their names below on the dates indicated. This Insertion Order Agreement (including Exhibit A, Exhibit B, Exhibit C and Exhibit D) shall be binding on both parties when signed on behalf or each party and delivered to the other party (which delivery may be accomplished by facsimile transmission of the signature pages hereto).

AOL                                             ADVERTISER



By: /s/ David M. Colburn                        By: /s/ Sunir K. Kapoor
(signature)                                     (signature)

Print Name: DAVID M. COLBURN                    Print Name: SUNIR K. KAPOOR

Title: Svp, BUSINESS AFFAIRS                    Title: PRESIDENT & CEO
(Print or Type)                                 (Print or Type)

Date: 11/17/98                                  Date: 11/30/98

                                   EXHIBIT A
                                   ---------

1.   DISPLAY START/DISPLAY STOP DATES.
     --------------------------------

     a.   Phase I Promotions. The Display Start Date for the Phase I Promotions
          ------------------
          shall be the later to occur of January 1, 1999 or the date on which Advertiser provides a notice to AOL containing a representation by Advertiser that Advertiser has obtained all necessary permits, licenses or other authorizations from the United States Postal Service (the "USPS") which permits Advertiser to conduct a beta test of the Advertiser Product (the "Authorization Date"), and the Display Stop Date shall be three (3) months from the Display Start Date. Provided, however, that if the Authorization Date does not occur by February 1, 1999, AOL shall have the right to terminate this Insertion Order Agreement in which event neither party will have any further obligation or liability of any kind (other than any liability incurred by either party prior to such date) to the other party (including without limitation, any obligation to pay any fees hereunder other than any payments required to be paid on the execution date hereof). In the event that AOL terminates this Insertion Order Agreement pursuant to this Section 1(a), AOL shall provide Advertiser with Impressions through "run of service" advertisement placements on the AOL Service (which placements shall be subject to Advertiser's reasonable approval) which have a total value equal to the payments required to be paid on the execution date hereof.

     b.   Phase I-A Promotions. Except as otherwise provided in Section 2 of
          ---------------------
          this Exhibit A, the Display Start Date of the Phase I-A Promotions shall be the day immediately following the Display Stop Date of the Phase I Promotions, and the Display Stop Date shall be three (3) months from the Display Start Date.

     c.   Phase II Promotions. Except as otherwise provided in Section 2 of this
          --------------------
          Exhibit A, the Display Start Date of the Phase II Promotions shall be the day immediately following the Display Stop Date of either (i) the Phase I Promotions or (ii) the Phase I-A Promotions, and the Display Stop Date shall be nine (9) months from the Display Start Date.

2.   PHASED ROLL-OUT OF PROMOTIONS. The Advertisements provided hereunder shall
     -----------------------------
     be provided by AOL in accordance with the Insertion Order provided above, subject to the following:

     a. At least thirty (30) days prior to the Phase I Promotions Display Stop Date, Advertiser shall provide AOL with a written notice which shall contain one or both of the following:

          i. a representation by Advertiser that Advertiser has obtained all necessary permits, licenses or other authorizations from the USPS which permits Advertiser to advertise and offer for sale online postal services (the "Advertiser Product") over the internet, and/or

          ii. an election by Advertiser to receive either (A) the Phase I-A Promotions or (B) the Phase II Promotions. Provided, however, that AOL shall not provide the Phase II Promotions unless and until Advertiser makes the representation required pursuant to
               Section 2(a)(i) of this Exhibit A. If Advertiser elects to receive the Phase II Promotions pursuant to this Section 2(a)(ii), then the Display Start Date for such Promotions shall be the day immediately following the Display Stop Date of the Phase I Promotions and the Display Stop Date shall be nine (9) months from the Display Start Date.

     b. In the event that Advertiser notifies AOL that Advertiser wishes to receive the Phase 1-A Promotions, (i) at least thirty (30) days prior to the Phase I-A Display Stop Date, Advertiser shall provide AOL with a written notice containing the representation required pursuant to
          Section 2(a)(i) of this Exhibit A (unless Advertiser is unable to provide such representation because it has not received the required authorization from the USPS), and in such event, AOL shall provide Advertiser with the Phase II Promotions or (ii) if prior to the end of the Phase I-A Promotions Advertiser shall receive authorization from the USPS to promote and sell the Advertiser Products, Advertiser shall provide AOL with a written notice (provided at least fifteen (15) days prior to the date on which Advertiser wishes to begin receiving the Phase II Promotions), containing (A) the information required pursuant to Section 2(a)(i) of this Exhibit A, and (B) an election by Advertiser to receive the Phase II Promotions (unless Advertiser is unable to provide such representation because it has not received the required authorization from the USPS. If Advertiser receives the Phase II Promotions pursuant to this Section 2(b)(i), then the Display Start Date for such Promotions shall be the day immediately following the Display Stop Date of the Phase 1-A Promotions and the Display Stop Date shall be nine (9) months from the Display Start Date, and if Advertiser receives the Phase II Promotions pursuant to this Section 2(b)(ii), then the Phase I-A Promotions shall cease fifteen (15) days after receipt of the notice by AOL and the Display Start Date for the Phase II Promotions shall be the day immediately following the end of the Phase I-A Promotions and the Display Stop Date shall be nine (9) months from the Display Start Date. Notwithstanding the foregoing, if Advertiser does not provide AOL with a written notice containing the representations required pursuant to Section 2(a)(i) of this Exhibit A at least thirty (30) days prior to the Phase 1-A Display Stop Date, AOL shall have the right to immediately terminate this Insertion Order Agreement, in which event neither party will have any further obligation or liability of any kind (other than any liability incurred by either party prior to such date) to the other party (including without limitation, any obligation to pay any fees hereunder other than any payment obligations due and payable at the time of termination).

     c. Notwithstanding anything otherwise contained herein, if Advertiser is unable to, or does not provide AOL with a written notice containing the representations required pursuant to Section 2(a)(i) of this Exhibit A by June 30, 1999, either party shall have the right to terminate this Insertion Order Agreement on no less than thirty (30) days written notice to the other party, without any further obligation or liability of any kind (other than any liability incurred by either party prior to such date) to the other party on account of such termination. In the event of such termination, Advertiser shall have no further payment obligations under this Insertion Order Agreement other than payment obligations due and payable at the time of termination.

3.   LAUNCH OF BUSINESS SERVICES: POSTAGE CATEGORY. In the event that AOL
     ---------------------------------------------
     creates and launches the Business Services: Postage Category on the AOL Service at any time prior to March 30, 1999, AOL shall provide Advertiser with placement in such area at no additional cost to Advertiser. Notwithstanding the foregoing, AOL shall not be obligated to provide Advertiser with placements in such area prior to January 1, 1999.

4.   CONTENT OF ADVERTISER SITE. The parties hereby expressly acknowledge that
     --------------------------
     Advertiser has purchased the Advertisements for the express purpose of promoting the Advertiser Product. Therefore, the Advertisements will only promote the Advertiser Product. Additionally, the Advertiser Site will only offer the Advertiser Product and content related thereto. Advertiser will ensure that except with respect to Advertiser Products sold through or in conjunction with the USPS, the standard and/or recurring service fees for the Advertiser Products in the Advertiser Site will not exceed the standard and/or recurring fees for the Advertiser Products or substantially similar products offered or funded by Advertiser through any other online distribution channels, nor shall the standard terms and conditions (i.e., terms and conditions that are generally applicable to the Advertiser Product and are not specifically created or designed to accompany special or promotional offers) on which the Advertiser Products are offered be less favorable than the standard terms and conditions on which the Advertiser Products or substantially similar products are offered or funded by Advertiser through any other online distribution channels. Additionally, Advertiser will make reasonable efforts to ensure that traffic from the AOL Service is either kept within the Advertiser Site or channeled back into the AOL Service. The parties will work together on implementing mutually acceptable links from the Advertiser Site back to the AOL Service.

5.   SPECIAL OFFERS/MEMBER BENEFITS. If Advertiser shall offer any promotional
     ------------------------------
     or special offers through any other distribution channels, Advertiser will promote at least three (3) special or promotional offers to AOL users through the AOL Service (the "Special Offers"). Any Special Offers made available by Advertiser shall provide a substantial member benefit to AOL users, either by virtue of a meaningful price discount, product enhancement, unique service benefit or other special feature, and will be no less favorable, in any respect, than any special offers funded solely by Advertiser through any other online distribution channels. Advertiser will provide AOL with reasonable prior notice of AOL Special Offers so that AOL can market the availability of such Special Offers in the manner AOL deems appropriate in its editorial discretion.

6.   ADVERTISER PROMOTION OF AOL. Subject to Advertiser's existing contractual
     ----------------------------
     agreements, within each of Advertiser's web sites on the World Wide Web portion of the Internet, at the option of AOL, Advertiser shall include the following (the "AOL Promo"): (i) a prominent promotional banner or button having a size, prominence and placement location as mutually agreed upon by the parties to promote such AOL products or services as AOL may designate (for example, the America Online(R) brand service, the CompuServe(R) brand service, the AOL.com(R) site, any of the Digital City (R) services or the AOL Instant Messager TM service); or (ii) a prominent "Try AOL" feature having a size, prominence and placement location as mutually agreed upon by the parties, through which users can obtain promotional information about AOL products or services designated by AOL and, at AOL's option, download or order the then-current version of client software for such AOL products or services. AOL will provide the creative content to be used in the AOL Promos (including designation of links from such content to other content pages). Advertiser shall use reasonable efforts to post (or update, as the case may be) the creative content supplied by AOL within the space for the AOL Promo within five days of its receipt of such content from AOL. Without limiting any other reporting obligations of the parties contained herein, Advertiser shall provide AOL with monthly written reports specifying the number of impressions to the pages containing the AOL Promo during the prior month. In the event that AOL elects to serve the AOL Promo to the relevant Advertiser web site from an ad server controlled by AOL or its agent, Advertiser shall take all reasonable operational steps necessary to facilitate such ad serving arrangement including, without limitation, inserting HTML code designated by AOL on the pages of the Advertiser web site on which the AOL Promo will appear. Advertiser shall be obligated to fulfill the provisions of this Section 5 only to the extent that Advertiser's compliance does not materially and adversely affect the functionality or performance of Advertiser's web sites. To the extent that the AOL Promo results in subscribers to the America Online brand service, AOL will pay Advertiser a fee equal to AOL's standard bounty fees for marketing relationships of this kind.

7.   OPERATING STANDARDS. Advertiser will ensure that the Advertiser Site
     --------------------
     complies at all times with the operating standards attached hereto as Exhibit B. In the event Advertiser fails to comply with AOL's operating standards, AOL shall notify Advertiser of such non-compliance and AOL will have the right to decrease or cease the placement of the Advertisements pursuant to this Section 7 solely during such period of non-compliance (and in such event, AOL will be relieved of the proportionate amount of any Advertisement placement commitments made to Advertiser by AOL hereunder corresponding to such decrease in placements). In the event that Advertiser is unable to cure such non-compliance within five (5) business days after the receipt of notice from AOL, AOL shall have the right to terminate the Insertion Order Agreement as its sole remedy for such non-compliance. Provided that, (i) to the extent that Advertiser's non-compliance relates to its failure to optimize the Advertiser Site to accommodate any "quick checkout" tool which AOL may implement, Advertiser shall have sixty (60) business days to remedy its non-compliance, and (ii) Advertiser shall not be obligated to accommodate any "quick checkout" tool to the extent that Advertiser is prohibited by the USPS from doing so. In the event that AOL decreases or ceases the placement of Advertisements pursuant to this
     Section 7, Advertiser will be relieved of the proportionate amount of the total payments attributable to such Advertisements until such time as AOL places such Advertisements, and if AOL terminates this Insertion Order Agreement, Advertiser shall not be obligated to make any further payments hereunder (except for such payments that are due and owing at the time of termination).

8.   BOUNTY. If during the term of this Insertion Order Agreement, customers who
     -------
     purchase the Advertiser Product as a result of the Advertisements and remain an active customer of Advertiser for at least three (3) consecutive months, as determined and measured by Advertiser in accordance with its standard and generally applicable methodologies and protocols, shall exceed 30,000, in addition to Advertiser's other payment obligations hereunder, Advertiser shall pay to AOL $30.00 for each customer in excess of 30,000 customers.

9.   FUNCTIONALITY OF ADVERTISER PRODUCT. In the event that any Advertiser
     ------------------------------------
     Products (or any software associated therewith) that are promoted and sold through the Advertisements result in a poor user experience for a significant number of AOL users (e.g., incompatible software, unusable software, software which contain bugs or viruses which substantially reduces the usability of the Advertiser Product, or software which does not perform the functions for which it is advertised), and provided that Advertiser does not remedy such poor user experience within fifteen (15) days after notice from AOL, AOL shall have the right to terminate this Insertion Order Agreement upon thirty (30) days written notice to Advertiser.

                                   EXHIBIT B
                                   ---------

                              OPERATING STANDARDS
                              -------------------

1.   Advertiser Site Infrastructure. Advertiser will be responsible for all
     ------------------------------
     communications, hosting and connectivity costs and expenses associated with the Advertiser Site. Advertiser will provide all hardware, software, telecommunications lines and other infrastructure necessary to meet traffic demands on the Advertiser Site from the AOL Network. In the event that Advertiser elects to create a custom version of the Advertiser Site in order to comply with the terms of this Insertion Order Agreement, Advertiser will bear responsibility for all aspects of the implementation, management and cost of such mirrored site.

2.   Optimization: Speed. Advertiser will use commercially reasonable efforts to
     -------------------
     ensure that: (a) the functionality and features within the Advertiser Site are optimized for the client software then in use by AOL users (including, without limitation, any "quick checkout" tool which AOL may implement to facilitate purchase of products by AOL users, provided that, prior to optimizing the Advertiser Site to accommodate any such "quick checkout" tool, the parties shall mutually agree upon the amount of time Advertiser will need to perform such optimization); and (b) the Advertiser Site is designed and populated in a manner that minimizes delays when AOL users attempt to access such site.

3.   User Interface. Advertiser will maintain a graphical user interface within
     --------------
     the Advertiser Site that is competitive in all material respects with interfaces of other similar sites based on similar form technology.

4.   Technical Problems. Advertiser agrees to use commercially reasonable
     ------------------
     efforts to address material technical problems (over which Advertiser exercises control) affecting use by AOL users of the Advertiser Site (a "Advertiser Technical Problem") promptly following notice thereof. In the event that Advertiser is unable to promptly resolve a Advertiser Technical Problem following notice thereof from AOL (including, without limitation, infrastructure deficiencies producing user delays), AOL will have the right to regulate the advertisements it provides to Advertiser hereunder until such time as Advertiser corrects the Advertiser Technical Problem at issue.

5.   Monitoring. Advertiser will ensure that the performance and availability of
     ----------
     the Advertiser Site is monitored on a continuous basis. Advertiser will provide AOL with contact information (including e-mail, phone, pager and fax information, as applicable, for both during and after business hours) for Advertiser's principal business and technical representatives, for use in cases when issues or problems arise with respect to the Advertiser Site.

6.   Security. Advertiser will utilize Internet standard encryption technologies
     --------
     (e.g., Secure Socket Layer - SSL) to provide a secure environment for conducting transactions and/or transferring private member information (e.g. credit card numbers, banking/financial information, and member address information) to and from the Advertiser Site. To the extent that Advertiser has access to the Advertiser Site, Advertiser will facilitate periodic reviews of the Advertiser Site by AOL in order to evaluate the security risks of such site. Advertiser will promptly remedy any security risks or breaches of security as may be identified by AOL's Operations Security team.

7.   Technical Performance.
     ---------------------

     i. Advertiser will design the Advertiser Site to support the Windows version of the Microsoft Internet Explorer 3.0 and 4.0 browser, and make commercially reasonable efforts to support all other AOL browsers listed at: "http://webmaster.info.aol.com/BrowTable.html."

     ii. To the extent Advertiser creates customized pages on the Advertiser Site for AOL users, Advertiser will configure the server from which it serves the site to examine the HTTP User-Agent field in order to identify the "AOL Member-Agents" listed at:"http://webmaster.info.aol.com/Brow2Text.html."

     iii. Advertiser will periodically review the technical information made available by AOL at http://webmaster.info.aol.com/CacheText.html.
                               --------------------------------------------

     iv.   Advertiser will design its site to support HTTP 1.0 or later protocol
     --
           as defined in RFC 1945 (available at
           "http://ds.internic.net/rfc/rfc1945.text") and to adhere to AOL's parameters for refreshing cached information listed at
           http://webmaster.info.aol.com/CacheText.html.
           --------------------------------------------

     v. Prior to releasing material, new functionality or features through the Advertiser Site ("New Functionality"), Advertiser will use commercially reasonable efforts to either (i) test the New Functionality to confirm its compatibility with AOL Service client software or (ii) provide AOL with written notice of the New Functionality so that AOL can perform tests of the New Functionality to confirm its compatibility with the AOL Service client software.

10.  AOL Internet Services Advertiser Support. AOL will provide Advertiser with
     ----------------------------------------
access to the standard online resources, standards and guidelines documentation, technical phone support, monitoring and after-hours assistance that AOL makes generally available to similarly situated web-based partners. AOL support will not, in any case, be involved with content creation on behalf of Advertiser or support for any technologies, databases, software or other applications which are not supported by AOL or are related to any Advertiser area other than the Advertiser Site. Support to be provided by AOL is contingent on Advertiser providing to AOL demo account information (where applicable), a detailed description of the Advertiser Site's software and hardware and access to the Advertiser Site for purposes of such performance and load testing as AOL elects to conduct.

                                   EXHIBIT C
                                   ---------

                 AOL ADVERTISING STANDARD TERMS AND CONDITIONS
                 ---------------------------------------------

1.  Advertising Material/Display. America Online, Inc. ("AOL") shall display as
    ----------------------------
advertisement (the "Advertisement") from Advertiser which conforms to the specifications set forth in the applicable Insertion Order Agreement which has been executed by AOL and Advertiser (the "Insertion Order," and, collectively with these Standard Terms and Conditions, the "Insertion Order Agreement") through the standard narrowband U.S.-based America Online(R) brand service (excluding any sub-products, sub-services or third party areas which may be offered therein) or such other U.S.-based AOL property as may be expressly described as the site for placement in the Insertion Order (the "AOL Service"). Subject to Advertiser's reasonable prior written approval, AOL will have the right to fulfill its promotional commitments with respect to the Advertisements by providing Advertiser with comparable placements of the Advertisements in alternative areas of the AOL Service. Except as expressly provided in the Insertion Order, the specific nature and positioning of the Advertisement will be as determined by AOL in its editorial discretion. Advertiser agrees that (i) AOL has the right to market, display, perform, transmit and promote the Advertisement through the AOL Service and (ii) users of the AOL Service have the right to access and use the Advertisement together with any content or materials linked to the Advertisement (the "Advertiser Content"). The Advertiser Content will not (i) disparage AOL; (ii) promote any product or service which is reasonably competitive with one or more of the principal products or services offered through AOL's products and services ("Competitive Products") on the AOL Service or on any page on the Advertiser Site that is linked directly to the Advertisements; (iii) be in contravention of AOL's written, generally applicable advertising standards and practices, as such may be modified by AOL from time to time; or (iv) violate any applicable law, regulation or third party right (including, without limitation, any copyright, trademark, patent or other proprietary right). Additionally, Advertiser shall consistently update the Advertiser Content and will review, delete, edit, create, update and otherwise manage such content in accordance with the terms of this Insertion Order Agreement. In no event shall the Advertisement or the linked area state or imply that (i) the Advertisement was placed by AOL or (ii) that AOL endorses Advertiser's products or services. To the extent AOL notifies Advertiser of reasonable complaints or concerns (e.g., from an AOL member) regarding the Advertiser Content or any other content or materials linked thereto or associated therewith ("Objectionable Content"), Advertiser will, to the extent such Objectionable Content is within Advertiser's control, use commercially reasonable efforts to respond in good faith to such complaints or concerns. AOL may alter or shorten the flight dates set forth in the Insertion Order if advertising materials required per the Insertion Order are not provided in a timely manner, and Advertiser shall not be entitled to any refund or proration for delays caused by Advertiser's failure to deliver such materials.

2.  Operations. Unless expressly provided for elsewhere in this Insertion Order
    ----------
Agreement, AOL will have no obligation to provide any creative, design, technical or production services to Advertiser ("Services"). Delivery by AOL of any such Services shall be subject to (i) AOL's availability to perform the requested work, (ii) execution by both parties of a separate work order specifically outlining the Services to be provided and the fees to be paid by Advertiser for such Services and (iii) payment in advance by Advertiser of such fees. AOL will be entitled to discontinue links to Advertiser Content to the extent such Advertiser Content will, in AOL's good faith judgment, adversely affect the operations of the AOL Service. Advertiser will bear full responsibility for all customer service, including without limitation, order processing, billing, fulfillment, shipment, collection and other customer support associated with any products or services offered, sold or licensed through Advertiser's site, and AOL will have no obligations whatsoever with respect thereto. Advertiser will take all steps necessary to ensure that any contest, sweepstakes or similar promotion conducted or promoted through the Advertiser Content complies with all applicable federal, state and local laws and regulations.

3.  Search Terms/Keywords. To the extent Advertiser is purchasing an
    ----------------------
Advertisement related to an Internet-based "search" term, Advertiser represents and warrants that Advertiser has the legal rights necessary to utilize such search term in connection with the Advertisement. Any "keyword" terms for navigation from within the proprietary America Online brand service ("AOL Keyword Terms") (as contrasted to Internet-based search terms) which may be made available to Advertiser shall be (i) subject to availability and (ii) limited to the combination of the keyword modifier combined with a registered trademark of Advertiser. AOL reserves the right to revoke at any time Advertiser's use of any AOL Keyword Terms which do not Incorporate registered trademarks of Advertiser. Advertiser acknowledges that its utilization of any AOL Keyword Term will not create in it, nor will it represent it has, any right, title or interest in or to such AOL Keyword Term, other than the right, title and interest Advertiser holds in Advertiser's registered trademark independent of the AOL Keyword Term.

4.  Payment: Cancellation. The Advertiser agrees to pay AOL for all advertising
    ---------------------
displayed in accordance with the agreed upon amounts and billing schedule shown on the relevant Insertion Order. Advertising packages are nonrefundable or proratable except to the extent otherwise expressly contemplated hereunder. Should AOL fall to display the Advertisements in accordance with the Insertion Order due to Advertiser's failure to comply with any requirement of this Insertion Order Agreement, (other than the payment provision of the Insertion Order, Sections 1, 2(b) and 2(c) of Exhibit A and the provisions of Exhibit B) Advertiser will remain liable for the full amount indicated on the Insertion Order. AOL reserves the right to redesign or modify the organization, structure, "look and feel" and other elements of the AOL Service at its sole discretion at any time without prior notice. In the event such modifications will materially and adversely affect the placement of the Advertisement, AOL will work with Advertiser to display the Advertisement in a comparable location and manner that is reasonably satisfactory to Advertiser. If AOL and Advertiser cannot reach agreement on a substitute placement, Advertiser shall have the right to cancel the Advertisement, upon thirty (30) days advance written notice to AOL. In such case, Advertiser will only be responsible for the pro-rata portion of payments attributable to the period from the commencement of this Insertion Order Agreement through the effectiveness of such cancellation (the "Pro Rata Payments"). AOL reserves the right to cancel and remove at any time any Advertisement in the event that AOL believes in good faith that further display of the Advertisement will expose AOL to liability or other adverse consequences. In the event of such a cancellation, Advertiser will only be responsible for the Pro-Rata Payments. Advertiser may not resell, trade, exchange, barter or broker to any third-party any advertising space which is the subject of this Insertion Order Agreement.

5.    Usage Data. a. AOL will provide Advertiser with such usage information and
      ----------
reports related to the Advertisement in substance and form determined by AOL, consistent with its then-standard reporting practices (including information related to Impressions delivery and click-throughs) as AOL generally makes available to other advertisers that are similar to Advertiser. Advertiser may not distribute or disclose usage information to any third party without AOL's prior written consent.

b. Advertiser will provide AOL with a monthly report which contains the screenname of all AOL users who purchase Advertiser Products during the prior month.

6.    Limitation of Liability; Disclaimer; Indemnification.
      ----------------------------------------------------

 (A) SUBJECT TO SECTIONS 6(D) AND (E) BELOW, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM ANY ASPECT OF THE ADVERTISING RELATIONSHIP PROVIDED FOR HEREIN. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY UNDER THIS INSERTION ORDER AGREEMENT FOR MORE THAN THE AMOUNT TO BE PAID BY ADVERTISER DURING THE YEAR IN WHICH THE LIABILITY ACCRUES.

 (B) AOL MAKES NO AND HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE AOL SERVICE OR ANY PORTION THEREOF, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AOL SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING (I) THE NUMBER OF PERSONS WHO WILL ACCESS THE ADVERTISER CONTENT OR "CLICK-THROUGH" THE ADVERTISEMENT, (II) ANY BENEFIT ADVERTISER MIGHT OBTAIN FROM INCLUDING THE ADVERTISEMENT WITHIN THE AOL SERVICE AND (III) THE FUNCTIONALITY, PERFORMANCE OR OPERATION OF THE AOL SERVICE WITH RESPECT TO THE ADVERTISEMENT.

 (C) ADVERTISER MAKES NO AND HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE ADVERTISER SITE OR ANY PORTION THEREOF, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ADVERTISER SPECIFICALLY DISLAIMS ANY WARRANTY REGARDING (I) THE NUMBER OF PERSONS WHO WILL ACCESS THE AOL SERVICE OR "CLICK-THROUGH' THE AOL PROMOS, (II) ANY BENEFIT AOL MIGHT OBTAIN FROM INCLUDING THE AOL PROMO WITHIN THE ADVERTISER SITE AND (III) THE FUNCTIONALITY, PERFORMANCE OR OPERATION OF THE ADVERTISER SITE WITH RESPECT TO THE AOL PROMO.

 (D) Advertiser hereby agrees to indemnify, defend and hold harmless AOL and the officers, directors, agents, affiliates, distributors, franchises and employees of AOL from and against all claims, actions, liabilities, losses, expenses, damages and costs (including, without limitation, reasonable attorneys' fees) that may at any time be incurred by any of them by reason of any third party claims, suits or proceedings: (a) for libel, defamation, violation of right of privacy or publicity, copyright infringement, trademark infringement or other infringement of any third party right, fraud, false advertising, misrepresentation, product liability or violation of any law, statute, ordinance, rule or regulation throughout the world in connection with the Advertisement or Advertiser Content; (b) arising out of any material breach by Advertiser of any duty, representation or warranty under this Insertion Order Agreement; or (c) relating to any contaminated file, virus, worm or Trojan horse originating from the Advertisement or Advertiser Content. AOL will notify Advertiser of any claim, action or demand (an "Action") for which indemnity is claimed. Advertiser's counsel defending such Action shall be subject to AOL's prior written approval. AOL reserves the right to participate fully in and assume joint control of the defense of any Action. Settlement of any Action shall be subject to AOL's prior written approval. This section will survive the completion, expiration, termination or cancellation of this Insertion Order Agreement.

 (E) AOL hereby agrees to indemnify, defend and hold harmless Advertiser and the officers, directors, agents, affiliates, distributors, franchises and employees of Advertiser from and against all claims, actions, liabilities, losses, expenses, damages and costs (including, without limitation, reasonable attorneys' fees) that may at any time be incurred by any of them by reason of any third party claims, suits or proceedings; (a) for libel, defamation, violation of right of privacy or publicity, copyright infringement, trademark, infringement of any third party right, fraud, false advertising, misrepresentation, product liability or violation of any law, statute, ordinance, rule or regulation throughout the world in connection with the AOL Promo; (b) arising out of any material breach by AOL of any duty, representation or warranty under this Insertion Order Agreement; or (c) relating to any contaminated file, virus, worm or Trojan horse originating from the AOL Promo. Advertiser will notify AOL of any Action for which indemnity is claimed. AOL's counsel defending such Action shall be subject to Advertiser's prior written approval. Advertiser reserves the right to participate fully in and assume joint control of the defense of any Action. Settlement of any Action shall be subject to Advertiser's prior written approval. This section will survive the completion, expiration termination or cancellation of this Insertion Order Agreement.

7.  Solicitation. (a) Advertiser will not send unsolicited, commercial e-mail
    ------------
(i.e., "spam") through or into AOL's products or services, absent a prior business relationship, and will comply with any other standard AOL policies and limitations relating to distribution of bulk e-mail solicitations or communications through or into AOL's products and services (including, without limitation, the requirement that Advertiser provide a prominent and easy means for the recipient to "opt-out" of receiving any future commercial e-mail communications from Advertiser. Advertiser will not use the Advertisement or any other aspect of AOL's products or services to promote or solicit on behalf of a Competitive Product.

 (b) Advertiser shall ensure that its collection, use and disclosure of information obtained from AOL members under this Insertion Order Agreement ("Member Information") complies with (i) all applicable laws and regulations and
(ii) AOL's standard privacy policies, available on the AOL Service at the keyword term "Privacy" (or, in the case of Advertiser's site, Advertiser's standard privacy policies so long as such policies are prominently published on the site and provide adequate notice, disclosure and choice to users regarding Advertiser's collection, use and disclosure of user information).

 (c) Each Information Request shall clearly and conspicuously specify to the AOL members at issue the purpose for which specific information related to such members ("Member Information") collected by Advertiser shall be used (the "Specified Purpose"). Advertiser shall limit use of the Member Information collected through an Information Request to the Specified Purpose. In the case of AOL members who purchase products or services from Advertiser, Advertiser will be entitled to incorporate such members into Advertiser's aggregate lists of customers; provided that Advertiser in no way: (i) discloses Member Information in a manner that identifies AOL members as end-users of an AOL product or service (or in any other manner that could reasonably be expected to facilitate use of such information by or on behalf of a Competitive Product); or
(ii) otherwise uses such Member Information in connection with marketing of a Competitive Product. This section shall survive the completion, expiration, termination or cancellation of this Insertion Order Agreement.

8.    Miscellaneous. The parties to this Insertion Order Agreement are
      -------------
independent contractors. Neither party is an agent, representative or partner of the other party. Neither party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other party. The failure of either party to insist upon or enforce strict performance by the other party of any provision of this Insertion Order Agreement or to exercise any right under this Insertion Order Agreement shall not be construed as a waiver or relinquishment to any extent of such party's right to assert or rely upon any such provision or right in that or any other instance. Except where otherwise specified herein or in the Insertion Order, the rights and remedies granted to a party under this Insertion Order Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the party may possess at law or in equity. Except as otherwise agreed upon by the parties, Advertiser shall not issue any press releases or public statements concerning the existence or terms of this Insertion Order Agreement. Neither party shall use, display or modify the other party's trademarks in any manner absent the other party's express prior written approval. Either party may terminate this Insertion Order Agreement (a) at any time with written notice to the other party in the event of a material breach of this Insertion Order Agreement by the other party, which remains uncured after thirty days written notice thereof; and (b) immediately following written notice to the other party if the other party (1) ceases to do business in the normal course, (2) becomes or is declared insolvent or bankrupt, (3) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or (4) makes an assignment for the benefit of creditors. Additionally, in the event of a change of control of Advertiser (other than as part of an initial public offering), AOL may terminate this Insertion Order Agreement by providing thirty
(30) days prior written notice of such intent to terminate. In the event that AOL terminates this Insertion Order Agreement as a result of a change of control, Advertiser shall have no further payment obligations hereunder, other than payment obligations due and payable at the time of termination. This Insertion Order Agreement sets forth the entire agreement between Advertiser and AOL, and supersedes any and all prior agreements of AOL or Advertiser with respect to the transactions set forth herein. No change, amendment or modification of any provision of this Insertion Order Agreement shall be valid unless set forth in a written instrument signed by the party subject to enforcement of such amendment. Advertiser shall not assign this Insertion Order Agreement or any right, interest or benefit under this Insertion Order Agreement without the prior written consent of AOL, which consent will not be unreasonably withheld. Assumption of this Insertion Order Agreement by any successor to Advertiser (including, without limitation, by way of merger or consolidation) shall be subject to AOL's prior written approval. Subject to the foregoing, this Insertion Order Agreement shall be fully binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In the event that any provision of this Insertion Order Agreement is held invalid by a court with jurisdiction over the Parties to this Insertion Order Agreement, (i) such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law and (ii) the remaining terms, provisions, covenants and restrictions of this Insertion Order Agreement shall remain in full force and effect. This Insertion Order Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Insertion Order Agreement shall be interpreted, construed and enforced in all respects in accordance with the laws of the Commonwealth of Virginia, except for its conflicts of laws principles. Advertiser hereby irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and the federal courts situated in the Commonwealth of Virginia in connection with any action arising under this Insertion Order Agreement.

                                   EXHIBIT D
                                   ---------

               DESCRIPTION OF BUSINESS SERVICE: POSTAGE CATEGORY
               -------------------------------------------------

The Postage Category will be located within the Business Services area of the AOL Service. The Postage Category will be structured similarly to what is outlined below to create a marketplace/directory resource for AOL SOHO members:

1)   Directory listing of category providers
2) Content/programming highlights related to news/noteworthy category information
3)   Branded buttons for premier category partners
4)   468x60 banner for premier category partners
5)   Links to other business services
6)   Business perk features: highlighting great deals/business opportunities
7)   Links to relevant professional areas (forums/mini-channels)

Advertiser hereby acknowledges that the foregoing represents a general description of the Business Services: Postage Category and is not intended to be dispositive of the final product as created on the AOL Service. AOL reserves the right to modify the foregoing description in its editorial discretion.